Exhibit 10.4

NOVATION AGREEMENT

This agreement (“Novation Agreement”) shall be effective as of May 30, 2004 (the “Effective Date”).

BETWEEN

(1) OM Technology AB (“OMAB”);

(2) International Securities Exchange, Inc. (“Customer”);

(3) OM (US) Inc. (“OMUS”); and

(4) OM HEX AB (“OMHEX”).

WHEREAS

(A)	OMAB and Customer have entered into a Delivery and License Agreement, dated March 18, 1998, as amended, and OMAB, Customer, and OMHEX have entered into a Support Agreement, dated December 23, 2003, as amended, (the “Agreements”).

(B)	With effect from the Effective Date, OMAB wishes to assign all of its right, title, and interest in and to the Agreements to OMUS and to be released and discharged from the Agreements, OMUS wishes to be assigned all of OMAB’s right, title, and interest in and to the Agreements, Customer and OMHEX are willing to consent to such assignment, and Customer is willing to release and discharge OMAB, subject to OMUS undertaking to perform all of the obligations of OMAB under the Agreements.

1. Assignment and Undertakings

1.1	With effect from the Effective Date, OMAB hereby assigns all of its right, title, and interest in and to the Agreements to OMUS.

1.2	With effect from the Effective Date, OMUS hereby undertakes to perform all of the obligations of, and be entitled to all the rights and remedies of, OMAB under the Agreements, and thereby to be legally and contractually bound by all of the terms and conditions of the Agreements in every way as if OMUS were a party to the Agreements in lieu of OMAB.

1.3	With effect from the Effective Date, Customer hereby undertakes to perform all of its obligations under, be entitled to all its rights and remedies under, and be bound by all of the terms and conditions of the Agreements in every way as if OMUS were a party to the Agreements in lieu of OMAB.

2. Releases

2.1	With effect from the Effective Date, OMAB hereby releases and discharges Customer from all claims and demands whatsoever in respect of the Agreements arising on or after the Effective Date.

2.2	With effect from the Effective Date, Customer hereby releases and discharges OMAB from all claims and demands whatsoever in respect of the Agreements arising on or after the Effective Date.

3. Law

3.1	This Novation Agreement shall be governed by Swedish substantive law.

3.2	Any dispute, controversy or claim between either party to this Novation aAreement arising out of or relating to this Novation Agreement shall be resolved by arbitration convened and conducted in accordance with the United Nations Commission on International Trade Law (“UNCITRAL”) arbitration rules then in force, (the “Rules”) being supplemented by Swedish procedural law.

(the next page is the signature page)

IN WITNESS HEREOF, each of the parties has caused this Novation Agreement to be executed by its duly authorised representatives:-

For and on behalf of OM Technology AB

Signature: /s/ ROLAND TIBELL

Print Name: Roland Tibell

Title: President OM (US) Inc.

Date: June 30, 2004

For and on behalf of the International Securities Exchange, Inc.

Signature: /s/ DAVID KRELL

Print Name: David Krell

Title: President and CEO

Date: June 30, 2004

For and on behalf of OM (US) Inc.

Signature: _/s/ ROLAND TIBELL

Print Name: Roland Tibell

Title: President OM (US) Inc.

Date: June 30, 2004

For and on behalf of OM HEX AB

Signature: _/s/ ROLAND TIBELL

Print Name: Roland Tibell

Title: President OM (US) Inc.

Date: June 30, 2004